UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2023

FATHOM DIGITAL MANUFACTURING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39994	40-0023833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Walnut Ridge Drive

Hartland, WI 53029

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (262) 367-8254

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FATH	NYSE
Warrants to purchase Class A common stock	FATH.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

er next two years Expanded mid-volume production of existing program $1.7 million in 2021; expect $4-$8 million in 2022 orders Prototype with mid-volume production follow-on $4.5 million over three-month period New cross-sell of sheet metal low-volume production $450k in 2021; expect over $1.5 million in 2022 orders Prototype & low-volume production Global healthcare company Global semiconductor company Disruptive electric vehicle manufacturer Global leader in mobile robotics 1 2 3 4 5 6 Global leader in gas measurement instruments and technologies Leading subsea technology company $550K production order Expansion to higher volume production of existing program New Strategic Accounts Existing Strategic Accounts

Statement (preliminary unaudited) Repor

Item 3.03.	Material Modifications to Rights of Security Holders.

Reverse Stock Split

On July 11, 2023, the stockholders of Fathom Digital Manufacturing Corporation (“Fathom” or the “Company”) voted at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to grant the Board of Directors of the Company (the “Board”) discretionary authority, at any time prior to the one-year anniversary of the Annual Meeting, to amend the Company’s Certificate of Incorporation (the “Charter”) to effect a reverse stock split (the “Reverse Stock Split”) to reduce the number of shares of our outstanding Class A Common Stock and Class B common stock (together, the “Common Stock”) by combining shares of our Common Stock into a lesser number of shares of Common Stock by a ratio of not less than 1-for-5 and not more than 1-for-50 shares (the “Ratio Range”).

Following the foregoing stockholder approval, our Board had the authority to decide, in its sole discretion, without further action by the stockholders, (i) whether to effect the Reverse Stock Split within twelve months of the Annual Meeting date, (ii) the specific timing of effectiveness of the Reverse Stock Split and (iii) the exact ratio of the Reverse Stock Split within the Ratio Range (the “Final Ratio”).

On September 15, 2023, the Board determined to proceed with the Reverse Stock Split and approved the Final Ratio of 1-for-20. The Reverse Stock Split is expected to become effective on September 28, 2023 upon the filing of the Amended and Restated Certificate of Incorporation of the Company (the “A&R Charter”) with the Secretary of State of the State of Delaware (the “Effective Time”).

As a result of the Reverse Stock Split, every 20 shares of issued and outstanding Common Stock will, at the Effective Time, be combined and reclassified into one issued and outstanding share of Common Stock. The par value per share of Common Stock will remain unchanged. No fractional shares of our Class A common stock, par value $0.0001 per share (the “Class A common stock”) will be issued as a result of the Reverse Stock Split. In lieu thereof, the Company’s transfer agent, Continental Stock Transfer & Trust Company, as agent for the affected holders of record of Class A common stock, will aggregate all fractional shares of Class A common stock otherwise issuable in the reverse stock split and arrange for their sale as soon as practicable after the effective time on the basis of the prevailing market prices of the Class A common stock at the time of the sale. After such sale, the transfer agent will pay to such holders of record their pro rata share of the total net proceeds derived from the sale of the fractional shares of Class A common stock.

All outstanding public warrants to purchase the Company’s Class A common stock will be proportionately adjusted as a result of the reverse stock split in accordance with the terms of the warrants, such that warrants representing the right to purchase 20 shares of the Company’s Class A common stock immediately prior to the Reverse Stock Split will represent the right to purchase one share of the Company’s Class A common stock immediately following the Reverse Stock Split. Correspondingly, the exercise price per share of the Company’s Class A common stock attributable to such warrants immediately prior to the Reverse Stock Split will be proportionately increased, such that the exercise price per share of the Company’s Class A common stock attributable to such warrants immediately following the Reverse Stock Split is $230.00, which equals the product of 20 multiplied by $11.50, the exercise price per share immediately prior to the Reverse Stock Split. The number of shares of the Company’s Class A common stock subject to the public warrants will decrease by 20 times, to an aggregate of 431,250 shares. Proportionate adjustments will be made to the exercise prices, grant prices or purchase prices and the number of shares underlying the Company’s outstanding equity awards, as applicable, and private warrants exercisable for shares of the Company’s Class A common stock, as well as to the number of shares issuable under the Company’s equity incentive plans, as determined by the Compensation Committee of the Board and/or in accordance with the terms of certain existing agreements, as applicable.

The Reverse Stock Split affects all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s Common Stock, except for adjustments that may result from the treatment of fractional shares of Class A common stock as described above.

The Company’s Class A common stock is expected to begin trading on a split-adjusted basis on the NYSE at market open on September 29, 2023. The trading symbol for the Class A common stock will remain “FATH.” The new CUSIP number for the Class A common stock following the Reverse Stock Split will be 31189Y202. The trading symbol and CUSIP number for the Company’s public warrants will remain unchanged.

For more information about the Reverse Stock Split, see the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission and mailed to the Company’s stockholders on or about May 25, 2023 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing descriptions of the Reverse Stock Split and the A&R Charter set forth above do not purport to be complete and are qualified in their entirety by reference to the Proxy Statement.

Item 7.01.	Regulation FD Disclosure.

On September 18, 2023, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except to the extent such other filing specifically incorporates such information by reference.

Item 9.01.	Financial Statement and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated September 18, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM DIGITAL MANUFACTURING CORPORATION

By:	/s/ Mark Frost
Name:	Mark Frost
Title:	Chief Financial Officer

Date: September 18, 2023